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                                                                    EXHIBIT 23.1

INDEPENDENT AUDITORS' CONSENT

We consent to the use in this Post-Effective Amendment No. 3 to Registration Statement No. 333-47688 of iPCS, Inc. on Form S-1 of our report dated
November 5, 2001, appearing in the Prospectus, which is part of this Registration Statement, and to the reference to us under the heading "Experts" in such Prospectus.

/s/ Deloitte & Touche LLP

May 15, 2002